UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2005

Date of Report (Date of earliest event reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

220 West Crest Street Escondido, California 92025-1707
(Address of principal executive offices) (Zip Code)

(760) 741-2111
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 15, 2005, Realty Income Corporation announced that Ronald L. Merriman has been appointed to its Board of Directors effective July 13, 2005.  Realty Income’s Board of Directors has affirmatively determined that Mr. Merriman is “independent” after applying the Company’s categorical standards contained in its Corporate Governance Guidelines. This brings the number of independent directors of the Company to six persons and the total number of board members to eight persons.

We expect Mr. Merriman will become a member of the audit committee of the Board of Directors.

From 1967 to 1997 Mr. Merriman was employed by the accounting firm of KPMG serving as Vice Chairman of KPMG’s Management Committee, COO of the firm’s health care and life sciences business segment, Senior Partner for the Western Region and was a member of KPMG’s Board of Directors. Mr. Merriman also served as President of Ambassador Performance Group, Inc., a travel & leisure oriented business from 1997 to 1999, as Executive Vice President of Carlson Wagonlit Travel from 1999 to 2000 and as a Managing Director of O’Melveny & Myers law firm from 2000 to 2003. Mr. Merriman serves on the Board of Directors and the Audit Committee of Pentair (NYSE: PNR) and is concluding his service as a member of the Board of Directors and Audit Committee of Cardio Dynamics International (NASDAQ: CDIC) effective July 2005.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2005, Realty Income Corporation’s Board of Directors amended the Bylaws of the Corporation as follows:

1.             The last sentence of Article IV, Section 2 of the Bylaws is hereby deleted, and the following sentence is hereby substituted in lieu thereof:

“Except as provided in Section 10 of this Article IV with respect to vacancies, the directors shall be elected as provided in the Charter at the annual meeting of the stockholders, and each director so elected shall hold office until the next annual meeting of the stockholders and until his or her successor is elected and qualifies or until his or her death, retirement, resignation or removal.”

2.             The third sentence of Article IV, Section 10 of the Bylaws is hereby deleted, and the following sentence is hereby substituted in lieu thereof:

“Any individual so elected as director shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualifies.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date: June 15, 2005	By:	/s/ Michael R. Pfeiffer
	Name:	Michael R. Pfeiffer
	Title:	Executive Vice-President, General Counsel and Secretary